ICCMAC Multifamily and Commercial Trust 1999-1

                          Collateralized Mortgage Bonds

                                  $ 257,285,000




Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Prudential Securities Inc. do not warrant its completeness or accuracy. This information is furnished to you solely by J.P. Morgan and Prudential Securities Inc. and not by Imperial Credit Commercial Mortgage Investment Corp. or any of its affiliates. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the mortgage loans contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.






J.P. MORGAN & CO.

                       PRUDENTIAL SECURITIES INCORPORATED

                                                           IMPERIAL CAPITAL, LLC

                 ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1

                          COLLATERALIZED MORTGAGE BONDS

                                  $ 257,285,000





J.P. MORGAN:                  Brian Baker (trading)               (212) 648-1413
                              Andy Taylor (trading)               (212) 648-1413
                              Thomas Doherty (structuring)        (212) 648-1413
                              Patrick Corcoran (research)         (212) 648-6130
                              Michael Glover (product manager)    (212) 648-0258



PRUDENTIAL SECURITIES:        John Mulligan (trading)             (212) 778-4365
                              Jake Kaercher (trading)             (212) 778-4365



IMPERIAL CAPITAL:             Samir Noriega (trading)             (212) 490-6430

                 ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1

                          COLLATERALIZED MORTGAGE BONDS

                                  $ 257,285,000

                              TRANSACTION OVERVIEW

         RATING       CURRENT                          LOAN     AVG.    PRINCIPAL
          (S&P/        SIZE         % OF     CREDIT     TO      LIFE     WINDOW                                    PRICE  ERISA(5)/
CLASS     DCR)         ($)(1)       TOTAL    SUPPORT  VALUE(2) (YRS.)(3) (MONTHS)(3) COUPON DESCRIPTION(4) PRICE($) TALK    SMMEA
------ ------------ --------------- -------- -------- --------- ------- ------------ -------------------- -------- ------ ---------
 A-1     AAA/AAA      100,000,000    34.2%     33.0%   41.2%     0.97        1 - 24  1 month LIBOR + __%   100-0           Yes/Yes
 A-2     AAA/AAA       95,890,000    67.0      33.0     41.2     3.44       24 - 63  1 month LIBOR + __%   100-0           Yes/Yes
  S     AAAr/AAA              (6)                                                                   (6)                    Yes/Yes
 A-3     AAA/AA        17,542,000    73.0      27.0     44.8     5.64       63 - 73  1 month LIBOR + __%   100-0           Yes/Yes
  B       AA/A         11,694,000    77.0      23.0     47.3     6.44       73 - 82  1 month LIBOR + __%   100-0           Yes/Yes
  C       A/NR         14,618,000    82.0      18.0     50.4     7.35       82 - 95  1 month LIBOR + __%   100-0           Yes/No
  D      BBB/NR        13,156,000    86.5      13.5     53.1     8.48      95 - 107  1 month LIBOR + __%   100-0           Yes/No
  E      BBB-/NR        4,385,000    88.0      12.0     54.1     9.03     107 - 110  1 month LIBOR + __%   100-0           Yes/No

RETAINED CLASSES(7)    35,089,478(8) 12.0

Total               $ 292,374,478     100%             64.38%(9)
------ ------------ --------------- -------- -------- --------- ------- --------


(1)  Approximate, subject to change
(2) The sum of the principal balance of each bond and the bonds senior to it, other than Class S, divided by the aggregate appraised value of the properties collateralizing the mortgage loan pool
(3) Assumes a prepayment rate of 18% CPR, call not exercised, mortgage loan lockouts excluded, and based on a closing date of February 25, 1999
(4)  Subject to the available funds cap and a maximum coupon of 14.0%
(5) ERISA eligibility is subject to certain limitations described in the prospectus supplement under "Certain ERISA Considerations"
(6) The Class S bonds will not accrue interest. The Class S bonds will be entitled to receive scheduled monthly payments in the amounts set forth on Annex B in the prospectus supplement, subject to certain limitations described in the prospectus supplement
(7) Includes Classes F, G, H, X and the overcollateralization amount (Owner's Certificate). The Class X bonds will not accrue interest. The Class X bonds will be entitled to receive the scheduled monthly payments in the amounts set forth in Annex C in the prospectus supplement, subject to certain limitations described in the prospectus supplement
(8) Total for Classes F, G, H and the overcollateralization amount (Owner's Certificate)
(9)  Weighted average from collateral



                        MORTGAGE POOL CHARACTERISTICS

The mortgage pool consists of 803 adjustable and fixed rate mortgage loans secured by one or more first liens on fee simple interests and for three instances leasehold interests in multifamily, retail, office and other commercial properties located in 29 states. The three largest geographic concentrations are Southern California (45.3%), Northern California (10.9%) and Oregon (8.3%). The mortgage loans will have an initial pool balance of $292,374,478 and individual principal balances as of the Cut-off-Date of at least $10,175 but not more than $2,879,410 with an average principal balance of approximately $364,103. The mortgage pool has a weighted average loan-to-value of 64.38% and a weighted average debt service coverage ratio of 1.524x. The mortgage pool is comprised of 67.4% ARMs and 32.6% fixed rate mortgages.

                        MORTGAGE LOAN ORIGINATORS

SOUTHERN PACIFIC BANK is a California licensed industrial loan company and wholly owned subsidiary of Imperial Credit Industries, Inc. and an affiliate of ICCMAC and ICCMIC. Southern Pacific Bank was incorporated in California in 1981. Southern Pacific Bank originates mortgage loans secured by multifamily residences and commercial properties located primarily in California, Colorado, Oregon, Washington and other areas in the United States, through its regional offices located in various states. Southern Pacific Bank also acquires mortgage loans through approved mortgage brokers and other financial institutions in accordance with the underwriting standards applicable to loans originated by it. Southern Pacific Bank originated 99.3% and acquired 0.7% of the loans in the mortgage pool. There is no direct relationship between Southern Pacific Bank and Southern Pacific Funding Corporation.



                                  DEAL SUMMARY

LEAD MANAGER:                 J.P. Morgan & Co.

CO- MANAGERS:                 Prudential Securities Incorporated
                              Imperial Capital, LLC

PRICING SPEED:                18% CPR

DEPOSITOR:                    Imperial  Credit  Commercial  Mortgage  Acceptance
                              Corp., a California corporation.

SELLER: Imperial Credit Commercial Mortgage Investment Corp., a mortgage REIT, is a Maryland corporation and the corporate parent of the Depositor.

MORTGAGE LOAN ORIGINATOR:     The mortgage loans were either originated  (99.3%)
                              or acquired (0.7%) by Southern Pacific Bank

MASTER SERVICER:              Banc One Mortgage Capital Markets, LLC

SPECIAL SERVICER:             Banc One Mortgage Capital Markets, LLC

TRUSTEE:                      LaSalle National Bank

TRUSTEE WEBSITE:              www.lnbabs.com

RATING AGENCIES:              Duff & Phelps
                              Standard & Poor's

                              --------------------------------

LEGAL STATUS:                 Public Offering

CUT-OFF DATE:                 February 1, 1999

SETTLEMENT DATE:              On or about March 10, 1999

DELIVERY:                     DTC, Cedelbank, and Euroclear

FINAL DISTRIBUTION DATE:      June 1, 2030

MONTHLY DISTRIBUTION DATE:    25th day of each month or, if any such 25th day in
                              not a business day, then the next succeeding business day

PAYMENT COMMENCING DATE:      March 25, 1999, 0 day delay

OPTIONAL REDEMPTION:          15% of original pool balance

DEAL INFORMATION / ANALYTICS: Bloomberg, Intex, Charter Research, and The Trepp
                              Group

SMMEA ELIGIBLE:               Classes A-1, A-2, S, A-3, and B

ERISA ELIGIBLE:               Classes  A-1,  A-2,  S,  A-3,  B, C, D, and E (see
                              footnote 5 of "Transaction Overview")

TAX ELECTION:                 Debt for tax purposes

                                 STRUCTURAL OVERVIEW


o Interest payments, or in the case of Class S, distributable amounts, will be pro rata to Classes A-1, A-2 and S; and then interest will be paid sequentially to Classes A-3, B, C, D, X, E, F and G Bonds

o Class S distributable amount is equal to the lesser of (a) the amount corresponding to the Class S scheduled payment and the (b) excess of the available interest payment amount for such payment date, over the accrued bond interest payable to Classes A-1, A-2, A-3, B, C, D, and E

o Principal payments, or in the case of Class X, distributable amounts, will be paid sequentially to Classes A-1, A-2, A-3, B, C, X, D, E, F and G Bonds, until each class is retired

o Losses will first be born by the overcollaterization amount and then the Classes in reverse alphabetical order, from Class H up to Class A3 and then pro-rata to Classes A-1 and A-2

o If the principal balance of the mortgage pool is less than or equal to the aggregate bond balance of Classes A-1 and A-2 bonds the principal will be allocated pro rata to Classes A-1 and A-2

o The Class S distributable amount will have the same priority as interest on Classes A-1 and A-2

o All Classes offered (except Class S) will pay interest at a fixed spread to LIBOR on actual/360 basis subject to the available funds cap with a maximum coupon of 14.0%. The Class S scheduled payments are subject to funds available as described in the prospectus supplement. Any shortfall in payment of the scheduled amount will be paid immediately after Class E receives its interest and principal

o  Class S scheduled payments are:         MONTHS        PAYMENT AMOUNT ($)
                                         ----------------------------------
                                          1 to 6              400,000
                                          7 to 12             210,000
                                          13 to 18            345,000
                                          19 to 24            255,000
                                          25 to 30            190,000
                                          31 to 36            155,000
                                          37 to 42            135,000
                                          43 to 48            125,000
                                          49 to 54            115,000
                                          55 to 60             95,000

o Any shortfall relating to the available funds cap will be made up in future periods, but will be payable after the payment of all amounts due on the Classes A-1, A-2, A-3, S, B, C, D, X, and E bonds in that period

o The typical prepayment term for the fixed rate loans is a "5-4-3-2-1" structure. The typical prepayments terms for the ARMs are:

     - 1) if the mortgagor prepays the principal balance in excess of 20% of the original principal during any 12 month period then 6 months interest at the mortgage interest rate on the amount of prepayment in excess of 20% is due as a prepayment premium;

     - 2) if the mortgagor prepays the principal balance in excess of 5% of the original principal during any 12 month period then 6 months interest at the mortgage interest rate on the amount of prepayment in excess of 5% is due as a prepayment premium

o Prepayment premiums collected on mortgage loans will not be passed through to the offered bonds

                           AVERAGE LIFE SENSITIVITIES

                           PREPAYMENT SPEEDS(1) (CPR)

                      12%                     18%                      24%                      30%
              AVERAGE    PRINCIPAL    AVERAGE     PRINCIPAL    AVERAGE    PRINCIPAL     AVERAGE    PRINCIPAL
               LIFE       WINDOW        LIFE       WINDOW       LIFE        WINDOW       LIFE       WINDOW
  CLASS       (YRS.)      (MOS.)       (YRS.)      (MOS.)      (YRS.)       (MOS.)      (YRS.)      (MOS.)
-----------------------------------------------------------------------------------------------------------
   A-1          1.4       1 - 36        1.0        1 - 24        0.7        1- 18         0.6       1 - 14
   A-2          5.1       36 - 91       3.4        24 - 63       2.6       18 - 47        2.0       14 - 36
   A-3          8.2      91 - 105       5.6        63 - 73       4.2       47 - 55        3.3       36 - 43
    B           9.0      105 - 109      6.4        73 - 82       4.8       55 - 61        3.8       43 - 48
    C           9.2      109 - 112      7.3        82 - 95       5.5       61 - 71        4.3       48 - 56
    D          10.0      112 - 132      8.5       95 - 107       6.4       71 - 82        5.0       56 - 65
    E          11.3      132 - 141      9.0       107 - 110      7.1       82 - 87        5.6       65 - 69

(1) Call not exercised, excludes mortgage loan lockouts, and based on a closing date of February 25, 1999


                              CLASS S YIELD PROFILE

                           PREPAYMENT SPEEDS(1) (CPR)

     AMOUNT
    INVESTED               12%            18%            24%           30%
--------------------------------------------------------------------------------

  $10,650,000            7.166%         7.166%         7.166%        7.166%

(1) Call not exercised, excludes mortgage loan lockouts, and based on a closing date of February 25, 1999


                           COLLATERAL CHARACTERISTICS


     INITIAL POOL BALANCE:          $292,374,478

     NUMBER OF LOANS:               803
          ARMS                      554  (67.4% of total)
          FIXED RATE                249  (32.6% of total)

     AVERAGE LOAN BALANCE:          $364,103

     W.A. MORTGAGE RATE:            9.144%

     W.A. REMAINING TERM:           252 months

     W.A. CUT-OFF DATE DSCR:        1.524x

     W.A. CUT-OFF DATE LTV:         64.38%

     W.A. SEASONING:                16 months

                               COLLATERAL SUMMARY

In the following tables, Principal Balance refers to Aggregate Cut-Off Date Principal Balance.

                                 PROPERTY TYPES

PROPERTY TYPE             # OF LOANS    PRINCIPAL BALANCE ($)    % OF PRINCIPAL
                                                                        BALANCE
--------------------------------------------------------------------------------
Multifamily                      556              181,036,284              61.9
Retail                            89               40,855,763              14.0
Office                            58               25,018,121               8.6
Mixed Commercial                  25               15,917,302               5.4
Mixed Use                         46               15,253,928               5.2
Mobile Home Park                   8                6,226,043               2.1
Industrial                        16                4,844,826               1.7
Lodging                            1                2,033,589               0.7
Warehouse                          2                  633,388               0.2
Storage                            1                  295,339               0.1
Retail / Warehouse                 1                  259,895               0.1
--------------------------------------------------------------------------------

Total:                           803             $292,374,478            100.0%
--------------------------------------------------------------------------------



                           PRINCIPAL BALANCE BY STATE

STATE                     # OF LOANS    PRINCIPAL BALANCE ($)    % OF PRINCIPAL
                                                                        BALANCE
--------------------------------------------------------------------------------
CA-South                         409              132,322,446              45.3
CA-North                          72               31,879,954              10.9
OR                                55               24,125,329               8.3
AZ                                59               22,247,652               7.6
WA                                38               21,585,506               7.4
CO                                54               17,053,323               5.8
TX                                26               11,522,878               3.9
FL                                21                5,928,705               2.0
NY                                 8                5,172,223               1.8
NJ                                11                3,616,589               1.2
GA                                 5                2,201,965               0.8
NV                                 8                2,097,295               0.7
NM                                 2                2,048,324               0.7
MA                                 4                1,586,933               0.5
UT                                 4                1,531,623               0.5
CT                                 3                1,464,430               0.5
MD                                 1                  921,802               0.3
IL                                 5                  720,292               0.2
RI                                 2                  544,210               0.2
NH                                 1                  524,683               0.2
OK                                 1                  503,171               0.2
ME                                 3                  483,155               0.2
PA                                 1                  475,404               0.2
NE                                 1                  394,940               0.1
WI                                 2                  285,711               0.1
WY                                 1                  274,681               0.1
OH                                 2                  268,110               0.1
MI                                 2                  247,407               0.1
VA                                 1                  207,799               0.1
ID                                 1                  137,939               0.0
--------------------------------------------------------------------------------

Total:                           803             $292,374,478            100.0%
--------------------------------------------------------------------------------



                  CUT-OFF DATE DEBT SERVICE COVERAGE RATIOS(1)

DSCR (X)                  # OF LOANS    PRINCIPAL BALANCE ($)    % OF PRINCIPAL
                                                                        BALANCE
--------------------------------------------------------------------------------
0.001 - 0.250                      1                  139,051               0.0
0.751 - 1.000                     12                3,360,670               1.1
1.001 - 1.250                     82               30,333,383              10.4
1.251 - 1.500                    332              139,259,316              47.6
1.501 - 1.750                    194               70,698,844              24.2
1.751 - 2.000                    105               27,896,103               9.5
2.001 - 2.250                     30                8,360,995               2.9
2.251 - 2.500                     23                5,041,340               1.7
2.501 - 2.750                      7                1,717,054               0.6
2.751 - 3.000                      9                4,734,927               1.6
3.001 - 3.250                      2                  406,369               0.1
3.751 - 4.000                      1                  138,848               0.0
4.001 - 4.250                      2                  160,420               0.1
4.251 - 4.500                      1                   26,279               0.0
6.001 - 6.250                      1                   58,543               0.0
6.251 - 6.500                      1                   42,335               0.0
--------------------------------------------------------------------------------

Total:                           803             $292,374,478            100.0%
--------------------------------------------------------------------------------

Weighted Average:             1.524x

(1) The Debt Service Coverage Ratio (DSCR) is defined as the ratio of the property's underwritten net operating income to the annual debt service payment required by the Mortgage Loan.



                           CUT-OFF DATE LTV RATIOS(1)

LTV (%)                   # OF LOANS    PRINCIPAL BALANCE ($)    % OF PRINCIPAL
                                                                        BALANCE
--------------------------------------------------------------------------------
0.01 - 5.00                        2                   21,430               0.0
5.01 - 10.00                       4                  231,338               0.1
10.01 - 15.00                      3                  252,427               0.1
15.01 - 20.00                      1                  149,165               0.1
20.01 - 25.00                      6                1,038,047               0.4
25.01 - 30.00                      7                1,193,916               0.4
30.01 - 35.00                      8                1,767,130               0.6
35.01 - 40.00                     16                3,543,949               1.2
40.01 - 45.00                     23                9,737,605               3.3
45.01 - 50.00                     38               11,299,121               3.9
50.01 - 55.00                     58               23,262,284               8.0
55.01 - 60.00                     87               29,747,590              10.2
60.01 - 65.00                    147               51,858,435              17.7
65.01 - 70.00                    181               61,569,432              21.1
70.01 - 75.00                    184               81,262,371              27.8
75.01 - 80.00                     23               12,382,493               4.2
80.01 - 85.00                      2                  384,535               0.1
85.01 - 90.00                      7                1,222,997               0.4
90.01 - 95.00                      3                  586,630               0.2
95.01 - 100.00                     2                  338,898               0.1
100.01 or greater                  1                  524,683               0.2
--------------------------------------------------------------------------------

Total:                           803             $292,374,478            100.0%
--------------------------------------------------------------------------------

Weighted Average:              64.4%

(1) LTV is defined as the ratio between the principal balance of the mortgage loan as of the Cut-off Date and the appraised value of the related mortgaged property.

                           REMAINING TERM TO MATURITY

REMAINING TERM TO         # OF LOANS    PRINCIPAL BALANCE ($)    % OF PRINCIPAL
MATURITY (MONTHS)                                                       BALANCE
--------------------------------------------------------------------------------
Less than or equal to 12           4                  641,855               0.2
13 - 24                            4                  488,627               0.2
25 - 36                            7                1,670,603               0.6
37 - 48                           11                1,598,761               0.5
49 - 60                            1                  163,510               0.1
61 - 72                           19                4,741,970               1.6
73 - 84                            4                1,214,159               0.4
85 - 96                            1                  103,887               0.0
97 - 108                          54               28,500,267               9.7
109 - 120                        155               62,524,142              21.4
121 - 132                          2                  333,611               0.1
157 - 168                          8                4,655,960               1.6
217 - 228                         12                7,535,640               2.6
229 - 240                          3                  654,103               0.2
277 - 288                         12                5,008,408               1.7
289 - 300                          2                  830,596               0.3
301 - 312                          2                  412,262               0.1
313 - 324                          8                1,942,026               0.7
325 - 336                          4                  737,093               0.3
337 - 348                        415              140,151,481              47.9
349 - 360                         75               28,465,516               9.7
--------------------------------------------------------------------------------

Total:                           803             $292,374,478            100.0%
--------------------------------------------------------------------------------

Weighted Average:         252 months



                              YEAR OF FIRST PAYMENT

YEAR                      # OF LOANS    PRINCIPAL BALANCE ($)    % OF PRINCIPAL
                                                                        BALANCE
--------------------------------------------------------------------------------
1974                               5                  392,188               0.1
1976                               1                   68,080               0.0
1977                               3                  224,833               0.1
1979                               1                  157,840               0.1
1980                               1                   57,421               0.0
1984                               1                   11,255               0.0
1988                               1                  262,759               0.1
1991                               3                  287,806               0.1
1992                               2                  502,164               0.2
1994                               6                1,108,400               0.4
1995                              14                3,597,934               1.2
1996                               8                1,539,593               0.5
1997                             366              129,728,986              44.4
1998                             391              154,435,221              52.8
--------------------------------------------------------------------------------

Total:                           803             $292,374,478            100.0%
--------------------------------------------------------------------------------



                             CUT-OFF DATE NOTE RATES

                              # OF LOANS     PRINCIPAL BALANCE   % OF PRINCIPAL
MORTGAGE INTEREST RATES (%)                                ($)          BALANCE
--------------------------------------------------------------------------------
5.501 - 6.000                          1               175,882              0.1
7.001 - 7.500                         14             7,197,434              2.5
7.501 - 8.000                         27            14,218,048              4.9
8.001 - 8.500                         56            29,063,083              9.9
8.501 - 9.000                        266            90,003,055             30.8
9.001 - 9.500                        197            64,928,859             22.2
9.501 - 10.000                       146            58,148,821             19.9
10.001 - 10.500                       48            18,883,899              6.5
10.501 - 11.000                       21             4,776,654              1.6
11.001 - 11.500                       12             2,285,784              0.8
11.501 - 12.000                       10             2,105,971              0.7
12.001 - 12.500                        2               414,426              0.1
13.001 - 13.500                        1                57,421              0.0
13.501 - 14.000                        1               103,887              0.0
15.001 - 15.500                        1                11,255              0.0
--------------------------------------------------------------------------------

Total:                               803          $292,374,478           100.0%
--------------------------------------------------------------------------------

Weighted Average:                   9.14%



                         CUT-OFF DATE PRINCIPAL BALANCES

PRINCIPAL BALANCE ($)       # OF LOANS   PRINCIPAL BALANCE ($)   % OF PRINCIPAL
                                                                        BALANCE
--------------------------------------------------------------------------------
1 - 100,000                         45               3,321,534              1.1
100,001 - 200,000                  285              43,282,400             14.8
200,001 - 300,000                  170              41,994,095             14.4
300,001 - 400,000                   88              30,847,867             10.6
400,001 - 500,000                   64              28,816,290              9.9
500,001 - 600,000                   33              18,271,411              6.2
600,001 - 700,000                   24              15,720,376              5.4
700,001 - 800,000                   15              11,282,425              3.9
800,001 - 900,000                   18              15,309,437              5.2
900,001 - 1,000,000                 12              11,275,993              3.9
1,000,001 - 1,200,000               16              17,558,763              6.0
1,200,001 - 1,400,000               12              15,575,692              5.3
1,400,001 - 1,600,000                8              11,803,370              4.0
1,600,001 - 1,800,000                3               5,100,094              1.7
1,800,001 - 2,000,000                3               5,729,590              2.0
2,000,001 - 2,200,000                2               4,158,756              1.4
2,200,001 - 2,500,000                4               9,446,975              3.2
2,800,001 - 2,900,000                1               2,879,410              1.0
--------------------------------------------------------------------------------

Total:                             803            $292,374,478           100.0%
--------------------------------------------------------------------------------

Average:                      $364,103



                                  ARM LIFE CAP

ARM LIFE CAP (%)       # OF LOANS       PRINCIPAL BALANCE ($)    % OF PRINCIPAL
                                                                        BALANCE
--------------------------------------------------------------------------------
11.501 - 12.000                 1                     918,337               0.5
12.001 - 12.500                 8                   2,960,137               1.5
12.501 - 13.000                 7                   2,475,587               1.3
13.001 - 13.500               276                  96,646,270              49.0
13.501 - 14.000               199                  73,752,570              37.4
14.001 - 14.500                37                  14,584,017               7.4
14.501 - 15.000                13                   1,886,233               1.0
15.001 - 15.500                 4                   1,141,965               0.6
15.501 - 16.000                 2                     928,128               0.5
16.001 - 16.500                 4                   1,181,801               0.6
17.001 - 17.500                 1                     442,111               0.2
17.501 - 18.000                 2                     183,919               0.1
--------------------------------------------------------------------------------

Total:                        554                $197,101,075            100.0%
--------------------------------------------------------------------------------

Weighted Average:          13.67%



                               MORTGAGE LOAN TYPE

                                                          % OF
                                  PRINCIPAL          PRINCIPAL
INDEX              # OF LOANS    BALANCE ($)           BALANCE       WAC     MARGIN     PERIODIC CAP    LIFE CAP
----------------------------------------------------------------------------------------------------------------
Fixed                     249        95,273,403           32.6       9.04       n/a              n/a        n/a
6 Month LIBOR             468       158,159,048           54.1       9.37      4.05             1.70      13.68
1 Year CMT                 58        33,626,610           11.5       7.99      3.23             1.53      13.38
Prime                      28         5,315,417            1.8      11.59      3.60             2.00      15.26
----------------------------------------------------------------------------------------------------------------

Total:                    803      $292,374,478         100.0%      9.14%     3.90%            1.68%     13.67%
----------------------------------------------------------------------------------------------------------------

                                     ISSUER

                 ICCMAC Multifamily and Commercial Trust 1999-1

ICCMAC Multifamily and Commercial Trust 1999-1 (the "Issuer") is a business trust to be formed under the laws of the State of Delaware pursuant to the Deposit Trust Agreement (the "Deposit Trust Agreement") between Imperial Credit Commercial Mortgage Acceptance Corp. (the "Depositor") and the Owner Trustee, for the transactions described in the prospectus supplement. The Deposit Trust Agreement constitutes the "governing instrument" under the laws of the State of Delaware relating to business trusts. Ownership of the Issuer will be evidenced by the ownership certificates (the "Ownership Certificates"). The Depositor initially will hold the Ownership Certificates, but may transfer such Ownership Interests only to an affiliate structured substantially similar to the Depositor. The Depositor, a California corporation, is a direct wholly-owned subsidiary of Imperial Credit Commercial Mortgage Investment Corp. ("ICCMIC"). See "The Depositor" in the accompanying prospectus.

After its formation, the Issuer generally will not engage in any activity other than (i) acquiring, holding and, pursuant to the Indenture, pledging the Mortgage Loans and the other assets of the Issuer and proceeds therefrom, (ii) issuing the Bonds and the Ownership Certificate, (iii) making payments on the Bonds and the Ownership Certificate and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

The assets of the Issuer will consist of the Mortgage Loans and certain related assets.

The Issuer's principal offices are in Wilmington, Delaware, in care of Wilmington Trust Company, as Owner Trustee.

There is no direct relationship between ICCMIC and Southern Pacific Funding Corporation.

ICCMIC is a public externally managed hybrid mortgage REIT (ticker symbol "ICMI") with a market capitalization as of February 19, 1999 of approximately $254.7 million. The company was incorporated in Maryland on July 31, 1997 to invest in multi-family and commercial mortgage loans, interests in mortgage-backed securities and real property.

                       UNDERWRITING GUIDELINES AND PROCESS

The Mortgage Loans were generally underwritten by the Loan Originator pursuant to the Loan Originator's Multifamily and Commercial Lending Program. The Loan Originator began underwriting mortgage loans in accordance with such standards in February 1994. Typically, the adjustable rate multifamily loans are 30-year term fully amortizing loans secured by apartment buildings with 5 or more units and the commercial loans are 30-year term fully amortizing loans secured by office buildings, shopping centers, mobile home parks, industrial properties and other approved property types. Mortgage Loans underwritten pursuant to the Multifamily and Commercial Lending Program have maximum loan amounts and loan-to-value ratios ("LTV") and minimum DSCRs which are determined from time to time by the Loan Committee of the Board of Directors of the Loan Originator (the "Loan Committee"). Appraisals and field inspections (performed by outside and certified inspectors) and Lender's title insurance are required for each multifamily and commercial loan.

Under the Multifamily and Commercial Lending Program standards in effect as of the Cut-Off Date, the maximum loan amount is generally $3,000,000, the maximum LTV is generally 80% of the appraised value of the mortgaged property for multifamily loans and 75% for commercial loans, and the minimum DSCR is generally 1.15 to 1.00, based on the applicable level of the related index and the related note margin, for multifamily loans, and generally 1.20 to 1.00, based on the applicable level of the related index and the related note margin, for commercial loans. However, senior management of the Loan Originator may approve a higher loan amount, a lower DSCR or a higher LTV if it is determined that borrower has a strong financial position, good credit and good property management skills and/or pledges additional collateral. With respect to mortgage loans secured by seasoned multifamily properties, either 75%-85% of the living units (or such higher level necessary to cover debt service and pay all other expenses) must be occupied at rent levels that support the appraised value of the mortgaged property, or an appropriate holdback of loan proceeds must be established until the required occupancy level is met. For newly constructed properties, a lower occupancy level may be approved by the Loan Committee of the Loan Originator.

The Loan Originator's underwriting standards under the Multifamily and Commercial Lending Program are primarily intended to assess the economics of the mortgaged property and the financial capabilities, credit standing and managerial ability of the borrower. In determining whether a loan should be made, the Loan Originator considers, among other things, the acceptability of the security property, the reliability of the income stream from the property, the creditworthiness of the mortgagor, the borrower's income, liquid assets and liabilities, the borrower's management experience, DSCRs, the borrower's overall financial position and the adequacy of such property as collateral for the mortgage loan. While the Loan Originator's primary consideration in underwriting a mortgage loan is the property securing the mortgage loan, sufficient documentation on the borrower is required to establish the financial strength and ability of the borrower to successfully operate the property and meet its obligations under the note and deed of trust. The majority of the mortgage loans originated by the Loan Originator provide for recourse against the related borrower. See "Risk Factors--Nonrecourse Loans Limit Remedies Following Borrowers Default."

The Loan Originator's Multifamily and Commercial Lending Program requires that the property and records regarding the property be inspected to determine the number of units that can be rebuilt under current zoning requirements, the number of buildings on the property, the type of construction materials used, the proximity of the property to natural hazards, flood zones and fire stations and whether there are any environmental factors and whether a tract map has been recorded. The property must front on publicly dedicated and maintained streets with provisions for adequate and safe ingress and egress. Properties that share ingress and egress through an easement or private road must have a recorded non-exclusive easement. Recreational facilities and amenities, if any, must be located on site and be under the exclusive control of the owner of the premises and should be consistent with the project and competitive in the marketplace. If available, engineering reports concerning the condition of the major building components of the property are reviewed as is a ground lease analysis if the property is on leased ground. Also, the title is reviewed to determine if there are any covenants, conditions and restrictions, easements or reservations of mineral interests in the property. The properties are appraised by independent appraisers approved by the Loan Originator.

In addition to the considerations set forth above, with respect to mortgage loans secured by commercial properties, the Loan Originator's lending policies typically require that the commercial usage be permitted under local zoning and use ordinances and the utilization of the commercial space be compatible with the property and neighborhood. If the commercial property is an office building, the office building must have a demonstrated occupancy history, must be located in a good office market area and in a conforming neighborhood, must have on-site parking and must be fire sprinkler equipped according to zoning codes, a compatible tenant mix and no adverse asbestos risks. Industrial properties must be located in a conforming industrial marketplace and may not be used for the production, storage or treatment of toxic waste. Retail properties must be highly visible and located on a heavily traveled thoroughfare and typically have tenants on term leases. The Loan Originator may not make a loan secured by a property that has any of the following characteristics: inadequate maintenance or repairs as determined by the Loan Originator, the property is subject to covenants, conditions and restrictions unacceptable to the Loan Originator, there exists or potentially exists hazardous geological conditions, the property is not to code or the cost of restoring the property to code is prohibitive or there exists or potentially exists contamination by hazardous toxic materials in quantities or ways that violate or would violate applicable law.

The Loan Originator has stated that it analyzes the financial statements of the borrower to determine the borrower's equity position, particularly as it relates to real estate mortgage demands on equity. If the borrower's holdings are encumbered so that the debt service requirements consume a high percentage of the rental income from the mortgaged property, or consist substantially of unimproved or underimproved properties having little or no gross income, the Loan Originator analyzes whether the borrower will be able to meet all of the mortgaged property's loan obligations (expenses, debt service and equity return). In addition to DSCRs, the borrower's income and expense ratios are calculated and the borrower's investment policy is analyzed.

In addition to the income from the mortgaged property, the Loan Originator also evaluates the borrower's income as a possible secondary source of repayment for the mortgage loan. In analyzing such income, the Loan Originator considers, among other factors, employment or business history of the borrower and the stability and seasonality of the borrower's current employment or business. If the borrower derives income from rental property, the Loan Originator evaluates the experience of the manager of the rental property, type of tenancy and the cash flow generated by the borrower's real estate portfolio. The Loan Originator also reviews the borrower's assets, liabilities and credit history to determine the borrower's ability and willingness to repay debts. In general, the Loan Originator will not make a mortgage loan to a borrower who has a history of slow payments or delinquencies, bankruptcies, collection actions, foreclosures or judgments against the borrower without adequate explanations and verifications.

The information concerning the underwriting guidelines of the Loan Originator set forth above has been provided by the Loan Originator and none of the Issuer, the Mortgage Loan Seller, the Depositor or the Underwriters makes any representation or warranty as to the accuracy thereof.